BANC OF CALIFORNIA



BANC OF CALIFORNIA

INVESTOR PRESENTATION

2020 Fourth Quarter Earnings

bancofcal.com

FORWARD LOOKING STATEMENTS

BANC OF CALIFORNIA

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the "SEC"), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California, Inc. and its affiliates ("BANC," the "Company," "we," "us" or "our"), as well as the continuing effects of the COVID-19 pandemic on the Company's business, operations, financial performance and prospects. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) the effect of the COVID-19 pandemic and steps taken by governmental and other authorities to contain, mitigate and combat the pandemic on our business, operations, financial performance and prospects; (ii) the costs and effects of litigation generally, including legal fees and other expenses, settlements and judgments; (iii) the risk that the benefits we realize from exiting the third party mortgage origination and brokered single-family residential lending business will be less than anticipated and that the costs we incur from exiting that business will be greater than anticipated; (iv) the risk that we will not be successful in the implementation of our capital utilization strategy and our other strategies for transitioning to a relationship-focused business bank; (v) risks that the Company's merger and acquisition transactions may disrupt current plans and operations and lead to difficulties in customer and employee retention, risks that the costs, fees, expenses and charges related to these transactions could be significantly higher than anticipated and risks that the expected revenues, cost savings, synergies and other benefits of these transactions might not be realized to the extent anticipated, within the anticipated timetables, or at all; (vi) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including but not limited to the effectiveness of our underwriting practices and the risk of fraud, any of which may lead to increased loan and lease delinquencies, losses and non-performing assets in our loan and lease portfolio, and may result in our allowance for credit losses not being adequate and require us to materially increase our loan and lease loss reserves; (vii) the quality and composition of our securities portfolio; (viii) changes in general economic conditions, either nationally or in our market areas, or changes in financial markets; (ix) continuation of or changes in the short-term interest rate environment, changes in the levels of general interest rates, volatility in the interest rate environment, the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (x) fluctuations in the demand for loans, and fluctuations in commercial and residential real estate values in our market area; (xi) our ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund our activities; (xii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, limit our business activities, require us to change our business mix, restrict our ability to invest in certain assets, increase our allowance for credit losses, write-down asset values or increase our capital levels, affect our ability to borrow funds or maintain or increase deposits, or impose fines, penalties or sanctions, any of which could adversely affect our liquidity and earnings; (xiii) legislative or regulatory changes that adversely affect our business, including, without limitation, changes in tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; (xiv) our ability to control operating costs and expenses; (xv) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xvi) the risk that our enterprise risk management framework may not be effective in mitigating risk and reducing the potential for losses; (xvii) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xviii) failures or security breaches with respect to the network and computer systems on which we depend, including but not limited to, due to cybersecurity threats; (xix) our ability to attract and retain key members of our senior management team; (xx) increased competitive pressures among financial services companies; (xxi) changes in consumer spending, borrowing and saving habits; (xxii) the effects of severe weather, natural disasters, pandemics, acts of war or terrorism and other external events on our business; (xxiii) the ability of key third-party providers to perform their obligations to us; (xxiv) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxv) continuing impact of the Financial Accounting Standards Board's credit loss accounting standard, referred to as Current Expected Credit Loss, which requires financial institutions to determine periodic estimates of lifetime expected credit losses on loans, and provide for the expected credit losses as allowances for loan losses; (xxvi) share price volatility and reputational risks, related to, among other things, speculative trading and certain traders shorting our common shares and attempting to generate negative publicity about us; (xxvii) our ability to obtain regulatory approvals or non-objection to take various capital actions, including the payment of dividends by us or our bank subsidiary or repurchases of our common or preferred stock; and (xxviii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks descr bed from time to time in other documents that we file with or furnish to the SEC.

FOURTH QUARTER 2020 RESULTS

BANC OF CALIFORNIA

($ in Thousands Except EPS)	4Q20	3Q20	4Q19
Net interest income	$ 61,563	$ 55,855	$ 56,660
Provision for credit losses	$ 991	$ 1,141	$ (2,976)
Net income	$ 21,703	$ 15,913	$ 14,272
Net income available to common stockholders	$ 17,706	$ 12,084	$ 10,415
Pre-tax pre-provision (PTPP) income(1)	$ 29,588	$ 19,415	$ 14,107
Adjusted PTPP income(1)	$ 24,481	$ 18,861	$ 13,182
Earnings Per Diluted Share	$ 0.35	$ 0.24	$ 0.20
Average assets	$ 7,764,997	$ 7,687,105	$ 7,954,591
Return on average assets (ROAA)	1.11%	0.82%	0.71%
Net interest margin	3.38%	3.09%	3.04%
Allowance for credit losses coverage ratio	1.43%	1.66%	1.04%
Common equity tier 1	11.19%	11.59%	11.56%
Tangible common equity per common share(1)	$ 13.39	$ 12.92	$ 13.29
Noninterest-bearing deposits as % of total deposits	25.6%	24.1%	20.1%
Core deposits as % of total deposits	99.6%	98.5%	99.8%

(1) Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

4th Quarter 2020 Summary

Significant Increase in Profitability	• Net income of $21.7 million, or $0.35 per diluted share, an increase of 36% from Q320 • Adjusted PTPP income(1) of $24.5 million, an increase of 30% from 3Q20 • PTPP ROAA of 1.52% and Adjusted PTPP ROAA(1) of 1.25% in 4Q20
Lower Deposit Costs and Favorable Shift in Earning Assets Drives Strong NIM Expansion	• Sixth consecutive quarter of DDA growth; noninterest-bearing deposits increased $108.5 million to represent 26% of total deposits • Cost of deposits spot rate at December 31, 2020 was 29 bps; the average cost of deposits declined to 36 bps in 4Q20 from 51 bps in 3Q20 • Net interest margin increased 29 bps to 3.38% in 4Q20 from 3.09% in 3Q20
Accelerating Loan Growth	• 4Q20 net loan growth totaled $220 million, or 4%. Includes $501 million of commercial and industrial (C&I) loans • 4Q20 includes $773 million of newly originated loans, up 39% from 3Q20, resulting in the net loan growth of $220 million
Realizing Strong Operating Leverage	• Efficiency ratio improved to 57% for 4Q20 from 68% for 3Q20 • Adjusted noninterest expense(1) to average assets at 2.26%
Continued Strong Asset Quality	• Non-performing loans decreased $30.3 million to $36.6 million at December 31, 2020 • Deferments declined 29% to $202 million at December 31, 2020 from $283 million at September 30, 2020

(1) Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

2020 GOALS ACCOMPLISHED

BANC OF CALIFORNIA

Improve Deposit Mix, Reduce Cost of Deposits, and Expand NIM	• Non-maturity deposits increased to 88% of total deposits at 4Q20 from 78% at 4Q19 • Cost of deposits declined to 0.36% in 4Q20 from 1.27% in 4Q19 • NIM increased to 3.38% in 4Q20 from 3.04% in 4Q19
Manage Credit Quality and Strengthen Reserves During Pandemic	• Non-performing Loans (NPLs)/Total Loans decreased to 0.62% at 4Q20 from 0.73% at 4Q19 • Allowance for Credit Losses (ACL)/Total Loans increased to 1.43% at 4Q20 from 1.04% at 4Q19 • ACL/NPLs improved to 230% at 4Q20 from 142% at 4Q19
Reduce Expenses and Increase Operating Leverage	• Adjusted noninterest expense[(1)] declined 9% in 4Q20 compared to 4Q19 • Adjusted noninterest expense/average assets[(1)] declined to 2.26% in 4Q20 from 2.41% in 4Q19
Remix Balance Sheet and Increase Loan Production	• Commercial loans increased to 79% of total loans at 4Q20 from 72% at 4Q19 • Ramped up commercial loan production in 2H20 to replace the SFR loan portfolio runoff • Finished 2020 with the balance sheet roughly even with end of 2019
Execute on Strategic Initiatives to Enhance Long-Term Performance	• Exited the LAFC contract and eliminated future payments • Restructured expensive long-term FHLB borrowings • Issued subordinated debt at attractive "pricing" further positions the Company for possible preferred redemption opportunity in 2021 • Achieved sizable legal settlements that contributed meaningfully to TBV

Strong execution in 2020 resulted in higher earnings on smaller balance sheet

2019 Adjusted PTPP Income/Average Assets: 0.66%[(1)]

2020 Adjusted PTPP Income/Average Assets: 1.25%[(1)]

(1) Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

INDUSTRY LEADING PERFORMANCE
BANC OF CALIFORNIA

BANC OF CALIFORNIA

Measuring Performance against Industry from 1Q19 through 3Q20[1]

Change in Net Interest Margin (Rank 5 out of 171)(2)



0.28%
-0.32%
-0.56%
-0.54%
-0.79%

- Expanded NIM through a lower interest rate environment and during a global pandemic
- Managed overall loan yield through quality of production and portfolio mix
- Cost of deposits spot rate declined to 29 bps at 4Q20 from 39 bps at 3Q20 and 163 bps at 1Q19

Change in Yield on Loans (Rank 12 out of 171) (2)



-0.30%
-0.68%
-0.91%
-0.93%
-1.16%

Change in Cost of Deposits (Rank 4 out of 171) (2)



-0.33%
-0.46%
-0.51%
-0.67%
-1.13%

Peers 25th Percentile | Peers Median | Peers Average | Peers 75th Percentile | BANC

(1) Financial data as of September 30, 2020; Source: S&P Global Market Intelligence; publicly available data
(2) Includes nationwide, major-exchange traded banks with $3-50 billion in assets

GROWING **NET EARNINGS**

BANC OF CALIFORNIA

($ in millions)

ROAA: 1.11%

4Q20 Effective Tax Rate: **24.1%**
ROAA: 0.92%



$21.7
$(3.3)
$(0.5)
$(0.0)
$17.9
4Q20 Net Income
Adjusted Expense
Gain on alternative energy partnerships
Gain on sale of loans
4Q20 Adjusted Net Income (1)

ROAA: 0.82%

3Q20 Effective Tax Rate: **12.1%**
ROAA: 0.80%



$15.9
$1.0
$(1.2)
$(0.3)
$15.4
3Q20 Net Income
Adjusted Expense
Gain on alt. energy partnerships
Gain on sale of loans
3Q20 Adjusted Net Income (1)

- 16% increase in Adjusted Net Income
- Adjustments presented after tax
- Driven by an expanding net interest margin resulting from lower funding costs, an improved earning asset mix, and ongoing operating efficiencies
- Adjusted net income includes settlements and insurance recoveries for historical legal matters of $2.1 million (after tax) in 4Q20, or 0.11% on ROAA, and $348 thousand (after tax) in 3Q20, or 0.02% on ROAA
- Adjusted expense relates to indemnified legal expenses net of recoveries

(1) Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

PROVEN EARNINGS GROWTH TRAJECTORY

BANC OF CALIFORNIA

Adjusted Pre-tax Pre-provision (PTPP) Income (1)



1.25%
0.98%
0.83%
0.65%
$12.2
$16.0
$18.9
$24.5
1Q20
2Q20
3Q20
4Q20
Adjusted PTPP Income
Adjusted PTPP Income / Avg. Assets

(1) Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

GROWING PTPP EARNINGS

BANC OF CALIFORNIA

($ in millions)

4Q20 Adjusted PTPP ROAA: 1.25%



$29.6
$(4.4)
$(0.7)
$-0
$24.5
4Q20 PTPP Income
Adjusted expense
Gain on alternative energy partnerships
Gain on sale of loans
4Q20 Adjusted PTPP Income (1)

3Q20 Adjusted PTPP ROAA: 0.98%



$19.4
$1.2
$(1.4)
$(0.3)
$18.9
3Q20 PTPP Income
Adjusted expense
Gain on alternative energy partnerships
Gain on sale of loans
3Q20 Adjusted PTPP Income (1)

- 29.8% increase in adjusted PTPP income
- Adjusted PTPP ROAA increased to 1.25% due to higher core earnings
- Driven by an expanding net interest margin resulting from lower funding costs, an improved earning asset mix, and ongoing operating efficiencies
- Adjusted PTPP includes settlements and insurance recoveries for historical legal matters of $2.8 million in 4Q20, or 0.14% on ROAA, and $0.4 million in 3Q20, or 0.02% on ROAA
- Adjusted expense relates to indemnified legal expenses net of recoveries

(1) Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

RAPIDLY IMPROVING DEPOSIT FRANCHISE

BANC OF CALIFORNIA

- $108.5 million quarterly increase in noninterest-bearing deposits
- Large percentage of noninterest-bearing and low-cost deposits
- Targeted deposit strategy has transformed deposit mix and shifted bank to asset sensitive profile
- Spot rate at December 31, 2020 was 29 bps, down from 39 bps at 3Q20



Average Cost of deposits
Noninterest-bearing
Interest-bearing checking
Money Market & Savings
Brokered CDs
CDs
Spot Rate
0.29%
1.27%
1.11%
0.71%
0.51%
0.36%
0% 22% 30% 28% 20%
4% 19% 26% 28% 23%
3% 15% 28% 31% 23%
1% 14% 27% 34% 24%
0% 12% 27% 35% 26%
4Q19
1Q20
2Q20
3Q20
4Q20

Category	4Q19	1Q20	2Q20	3Q20	4Q20
$ in millions					
Noninterest-bearing checking	$1,088.5	$1,256.1	$1,391.5	$1,450.7	$1,559.2
Interest-bearing checking	1,533.9	1,572.4	1,846.7	2,045.1	2,107.9
Demand deposits	2,622.4	2,828.5	3,238.2	3,495.9	3,667.2
Savings	885.2	877.9	939.0	946.3	932.4
Money Market	715.5	575.8	765.9	689.8	714.3
Non-maturity deposits	1,600.7	1,453.8	1,704.9	1,636.1	1,646.7
CDs	1,204.0	1,071.9	924.6	820.5	755.7
Brokered CDs	00.0	208.7	169.8	79.8	16.2
Total[(1)]	**$5,427.2**	**$5,562.8**	**$6,037.5**	**$6,032.3**	**$6,085.8**

(1) Reflects balance as of period end

ALL BUSINESS UNITS GENERATING SOLID DEPOSIT GROWTH

BANC OF CALIFORNIA

Period end balances ($ in millions)



+40%
$2,622
$758
$1,545
$296
$24
4Q19
$2,828
$770
$1,580
$457
$22
1Q20
$3,238
$904
$1,908
$399
$27
2Q20
$3,496
$924
$2,128
$416
$28
3Q20
$3,667
$925
$2,225
$496
$21
4Q20
Community & Business Banking
Commercial Real Estate & Banking
Private & Specialty Banking
Other

DIVERSIFIED LOAN PORTFOLIO MITIGATES RISK AND GENERATES STABLE, ATTRACTIVE RISK-ADJUSTED YIELD

BANC OF CALIFORNIA

Loan Segment	4th Quarter 2020			3rd Quarter 2020			Change		
	$[1]	%	Avg. Yield	$[1]	%	Avg. Yield	$[1]	%	Avg. Yield
$ in Millions									
C&I	$ 2,088	35%	4.26%	$ 1,587	28%	4.43%	$ 501	7%	-0.17%
Multifamily	1,290	22%	4.70%	1,477	26%	4.72%	(187)	-4%	-0.02%
CRE	807	14%	4.98%	827	15%	4.69%	(19)	-1%	0.29%
Construction	176	3%	4.98%	198	3%	5.00%	(22)	0%	-0.02%
SBA	273	5%	5.52%	321	6%	4.35%	(47)	-1%	1.17%
SFR	1,230	21%	4.21%	1,234	22%	4.00%	(4)	-1%	0.21%
Consumer	33	1%	9.82%	35	1%	5.04%	(2)	0%	4.78%
Total Loans HFI	**$ 5,898**	**100%**	**4.58%**	**$ 5,678**	**100%**	**4.46%**	**$ 220**	**N/A**	**0.12%**

Real Estate Secured with Low LTVs

- 59% of loan portfolio is secured by residential real estate (primary residences)
- Weighted average LTV's of 56%
- ~91% of all real estate secured loans have loan-to-values (LTVs) of less than 70%
- ~85% of the SFR portfolio have LTVs of less than 70%

PPP Loan Overview

- As of December 31, 2020, PPP loans (net of fees) comprised $210 million of the SBA portfolio
- Of the 1,128 PPP loans funded, 44% are under $50k and represent 4% of the PPP loan portfolio balance
- As of December 31, 2020, 435 PPP loans, or 39% of the loan count, representing $117 million, or 56% of the remaining funded PPP loans, are actively in the forgiveness process

(1) Reflects balance as of period end

FORBEARANCE AND DEFERMENTS DECLINE

BANC OF CALIFORNIA

($ in millions)

Deferrals by Loan Type as of 12/31/20[(1),(2)]

	Approved or Booked			Under Review[(3)]			Total Deferrals				
	$	#	% of Portfolio Deferred	$	#	% of Portfolio Deferred	$	#	Total Portfolio	% of Portfolio Deferred	Change in Deferral Balance from 9/30/20
1-4 Family Residential	$ 88	80	7%	$ -	0	0%	$ 88	80	$ 1,230	7%	$ (50)
Multifamily	1	1	<1%	-	0	0%	1	1	1,290	<1%	(17)
CRE	56	11	7%	1	1	<1%	57	12	807	7%	(32)
Construction & Development	-	0	0%	-	0	0%	-	0	176	0%	-
Commercial & Industrial	15	6	<1%	24	2	1%	39	8	2,088	2%	20
Other Consumer	1	2	3%	-	0	0%	1	2	33	3%	-
SBA	2	5	<1%	14	5	5%	16	10	273	6%	(2)
Total	**$ 163**	**105**	**3%**	**$ 39**	**8**	**<1%**	**$ 202**	**113**	**$ 5,898**	**3%**	**$ (81)**

Total loan deferrals and forbearances declined $81 million from 3Q20

- $88 million, or 44%, of deferments/forbearances at the end of 4Q20 relate to legacy 1-4 Family Residential loans
- $58 million, or 29%, of total 4Q20 amounts are secured by CRE Retail, Office, and Multifamily properties with low loan-to values
- 9 initial deferment/forbearance requests received in 4Q20



$604
$164
$440
-29%
$283
$138
$145
$202
$88
$114
6/30/2020
9/30/2020
12/31/2020 (3)
SFR
Non-SFR

(1) Excludes loans in forbearance that are current and loans delinquent prior to COVID-19
(2) Deferments for SFR portfolio are forbearances
(3) Loans in the process of deferment or forbearance are not reported as delinquent

ASSET QUALITY

Strong Declines in NPLs, Delinquencies, and Classified Loans

BANC OF CALIFORNIA

Delinquencies ($ in millions)



SFR Delinquencies
Delinquencies (ex-SFR)
Delinquencies /Total Loans
0.97%
1.50%
1.69%
1.46%
0.54%
$57.6
$43.4
$14.2
$85.0
$71.4
$13.6
$95.2
$70.3
$24.9
$83.0
$71.1
$12.0
$31.6
$22.9
$8.7
4Q19
1Q20
2Q20
3Q20
4Q20

Criticized and Classified Loans ($ in millions)



Criticized Loans
Classified Loans
-2.25%
$170
$102
$167
$112
$186
$129
$170
$111
$166
$91
4Q19
1Q20
2Q20
3Q20
4Q20

Non-performing Loans (NPLs) ($ in millions)



SFR NPLs
NPLs (ex-SFR)
NPLs/Total Loans-HFI
0.73%
1.00%
1.29%
1.18%
0.62%
$43.4
$18.6
$24.7
$56.5
$24.4
$32.1
$72.7
$28.5
$44.2
$66.9
$26.3
$40.6
$36.6
$13.5
$23.1
4Q19
1Q20
2Q20
3Q20
4Q20

ACL / Non-performing Loans (NPLs) ($ in millions)



ACL / NPLs
ACL
142%
145%
130%
141%
230%
$61.7
$82.1
$94.6
$94.1
$84.2
4Q19
1Q20
2Q20
3Q20
4Q20

TOP 10 RELATIONSHIPS
Non-performing & delinquent loans rollforward

BANC OF CALIFORNIA

Non-performing Loans ($ in thousands)

#	4Q20	3Q20	Delta	Loan Category	4Q Accrual Status	4Q Delinquency Status	3Q Accrual Status
1	$ 7,502	$ 9,639	$ (2,137)	C&I / CRE	Non-Accrual	Current	Non-Accrual
2	4,045	-	4,045	C&I	Non-Accrual	Current	Accrual
3	3,551	3,589	(39)	C&I	Non-Accrual	90+	Non-Accrual
4	3,253	3,253	-	SFR	Non-Accrual	90+	Non-Accrual
5	2,644	2,686	(42)	CRE	Non-Accrual	Current	Non-Accrual
6	2,486	2,486	-	SFR	Non-Accrual	90+	Non-Accrual
7	1,956	1,965	(9)	SFR	Non-Accrual	90+	Non-Accrual
8	1,080	-	1,080	SFR	Non-Accrual	90+	Accrual
9	1,079	1,018	61	SFR	Non-Accrual	Current	Non-Accrual
10	987	996	(9)	SFR	Non-Accrual	Current	Non-Accrual
11+	8,045	41,251	(33,206)				
Total	**$ 36,628**	**$ 66,883**	**$ (30,255)**				

Delinquent Loans ($ in thousands) [1]

#	4Q20	3Q20	Delta	Loan Category	4Q Accrual Status	4Q Delinquency Status	3Q Delinquency Status
1	$ 3,551	$ 3,589	$ (39)	C&I	Non-Accrual	90+	90+
2	3,253	3,253	-	SFR	Non-Accrual	90+	90+
3	2,980	2,980	-	SFR	Accrual	30-59	30-59
4	2,486	2,486	-	SFR	Non-Accrual	90+	90+
5	1,956	1,965	(9)	SFR	Non-Accrual	90+	90+
6	1,080	1,080	-	SFR	Accrual	90+	60-89
7	980	984	(4)	SFR	Accrual	60-89	30-59
8	927	-	927	SFR	Accrual	30-59	Current
9	918	-	918	SFR	Accrual	30-59	Current
10	887	887	-	SFR	Accrual	30-59	30-59
11+	12,599	65,814	(53,215)				
Total	**$ 31,617**	**$ 83,038**	**$ (51,421)**				

- Non-performing loans decreased $30.3 million, or 45%, to $36.6 million due to the resolution of a $16.1 million legacy shared national credit and a $9.1 million SFR mortgage
- Largest 3 NPLs total $15.1 million, or 41% of total NPLs, and include one $7.5 million legacy relationship well-secured by CRE and SFR properties
- Delinquencies decreased $51.4 million, or 62%, as $51.0 million loans returned to current status and $7.8 million of payoffs/charge-offs were partially offset by $7.5 million of additions

ALLOWANCE FOR **CREDIT LOSSES WALK**

($ in millions)


$100.0
$95.0
$90.0
$85.0
$80.0
$75.0
$70.0
$94.1
1.66% (1)
($0.7)
($10.9)
$0.3
$84.2
1.43% (1)
ACL (9/30/20)
Portfolio Mix
Charge-offs (net of Recoveries)
Specific Reserves
ACL (12/31/20)

4Q20: The ACL reserve decreased $9.9 million due to (1) charge-off of a legacy shared national credit, (2) higher reserves of $0.7 million from portfolio mix, and (3) higher specific reserves of $0.3 million.

- The economic forecasts released during December included higher GDP growth rates and lower unemployment rates compared to the September forecast. While the December forecasts were more favorable than the September forecasts, the foreseeable future economic environment continues to be very uncertain and the ultimate result of the recession is unknown at this time. Accordingly, our economic view reflects this uncertainty.
- The reserve included qualitative factors to account for our visibility of actual conditions related to our loan portfolio
- Our ACL methodology uses a nationally-recognized, third party model that includes many assumptions based on our and peer historical loss data, our current loan portfolio risk profile, and economic forecasts

ACL includes Allowance for Loan Losses (ALL) and Reserve for Unfunded Loan Commitments (RUC)

(1) Coverage percentage equals ACL to Total Loans. PPP loans improved Coverage ratio by 8 bps at 9/30/20 and 5 bps at12/31/20


Noninterest Expense to Average Assets
($ millions)
2.37%
2.50%
3.78%
2.09%
2.00%
$47.5
$46.9
$72.8
$40.4
$39.0
$48.4
$43.3
$42.8
$40.7
$44.0
-$0.9
$3.6
$30.0
-$0.3
-$5.1
4Q19
1Q20
2Q20
3Q20
4Q20
Total Non-Core expense
Adjusted Noninterest Expense
Noninterest Expense / Average Assets


Adjusted Noninterest Expense to Average Assets
($ millions)
2.41%
2.30%
2.22%
2.10%
2.26%
$48
$43
$43
$41
$44
-9%
4Q19
1Q20
2Q20
3Q20
4Q20
Adjusted Noninterest Expense
Adjusted Noninterest Expense / Average Assets

Adjusted noninterest expense decreased 9% versus 4Q19

Non-core expense/benefits relate to: (1) timing of indemnified legal costs/recoveries and (2) loss/gain on investments in alternative energy partnerships[1]

Adjusted noninterest expense[2] increased $3.4 million from prior quarter with a 1% increase in average assets

(1) Investments in alternative energy partnerships created tax credits to offset expense incurred
(2) Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

STRONG CAPITAL BASE

BANC OF CALIFORNIA

	4Q20	3Q20	2Q20	1Q20	4Q19
Common Equity Tier 1	11.19%	11.59%	11.68%	11.58%	11.56%
Tier 1 Risk-based Capital	14.35%	14.94%	15.10%	14.91%	14.83%
Leverage Ratio	10.90%	10.79%	10.56%	11.20%	10.89%
Tangible Equity / Tangible Assets(1)	10.94%	10.84%	10.43%	10.42%	11.12%
Tangible Common Equity / Tangible Assets(1)	8.58%	8.43%	8.04%	7.96%	8.68%

Strategic decision to exit non-franchise enhancing assets resulted in build up of significant capital and steadily improving ratios

Capital provides a buffer for the uncertain outlook and optionality to deploy for benefit of shareholders

(1) Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

2021 STRATEGIC OBJECTIVES

BANC OF CALIFORNIA

Maintain Credit and Capital Discipline	• Well-underwritten loan portfolio mainly secured by CA-based real estate with relatively low LTVs continues to provide strong defensive positioning in uncertain environment • Maintain a high level of capital, liquidity and reserves
Strategic Growth in Earning Assets	• Lending teams added over past two years continue to build their books of business with high quality relationship loans in our footprint • Healthy commercial loan pipeline should lead to production levels exceeding runoff and continued growth in earning assets
Continue Driving Expansion in NIM	• Continue adding full banking relationships that provide low-cost transaction deposits • Additional opportunities to reduce deposit costs primarily centered around larger time deposits maturing throughout 2021 • We expect continued favorable shift in earning asset mix to support earning asset yields and NIM expansion
Manage Expenses and Realize Additional Operating Leverage	• Generate balance sheet growth while keeping expenses flat to modestly higher in 2021 • Continue to leverage technology to increase efficiencies and enhance business development
Optimize Use of Capital	• Evaluating uses of capital that will enhance earnings and improve franchise for the long-term • Opportunity to redeem preferred stock at appropriate time and subject to regulatory approval

APPENDIX

bancofcal.com

LOAN PORTFOLIO CHARACTERISTICS

BANC OF CALIFORNIA

Loan Portfolio by Segment

$ in millions



Construction
$176
3%
SBA(1)
$273
5%
Consumer
$33
<1%
C&I
$2,088
35%
Single Family Res.
$1,230
21%
Multifamily
$1,290
22%
CRE
$807
14%
94% of RE in California

Loan Segment	Avg. Yield
C&I	4.26%
Multifamily	4.70%
CRE	4.98%
Construction	4.98%
SBA	5.52%
Single Family Res.	4.21%
Consumer	9.82%
Total Loans HFI	4.58%

(1) Includes $210 million of PPP loans.

Loan Portfolio by Geography

$ in millions



Northeast
$217
4%
Midwest
$113
2%
Northern California
$434
7%
South
$574
10%
Central California
$206
4%
Other West
$291
5%
Southern California
$4,062
69%
80% in California

Key Commentary

- 59% of loan portfolio is secured by residential real estate (primary residences)
- Weighted average LTV's of 56%
- ~91% of all real estate secured loans have loan-to-values (LTVs) of less than 70%
- ~85% of the SFR portfolio have LTVs of less than 70%

REAL ESTATE LOAN PORTFOLIO HAS LOW LTVS

BANC OF CALIFORNIA

Real Estate Loan Balances[1]


$ in millions
$4,135
$3,971
$3,841
$3,736
$3,503
69%
70%
68%
66%
59%
4Q19
1Q20
2Q20
3Q20
4Q20
RE Loans / Loans-HFI
RE Loans

SFR Portfolio by LTV


70% to 80%
>80%
<50%
60% to 70%
50% to 60%

Real Estate[1] LTVs	$	%	Count
$ in Millions			
<50%	$ 1,015	29%	887
50% to 60%	934	27%	523
60% to 70%	1,244	36%	576
70% to 80%	265	8%	177
>80%	44	1%	39
Total	**$ 3,503**	**100%**	**2,202**

- ~91% of all real estate secured loans have loan-to-values (LTVs) of less than 70%
- Weighted average LTV is 56%

SFR LTVs	$	%	Count
$ in Millions			
<50%	$ 378	31%	489
50% to 60%	322	26%	316
60% to 70%	347	28%	319
70% to 80%	164	13%	152
>80%	19	2%	28
Total	**$ 1,230**	**100%**	**1,304**

- ~85% of all existing SFR have loan-to-values (LTVs) of less than 70%
- Weighted average LTV is 56%

(1) Excludes Warehouse credit facilities

CALIFORNIA-CENTRIC CRE AND MULTIFAMILY PORTFOLIOS HAVE LOW WEIGHTED-AVERAGE LTV

BANC OF CALIFORNIA

CRE & Multifamily by Collateral Type



Strip Center
8%
Other
2%
Multi Tenant
47%
Single Tenant
17%
Neighborhood Shopping Center
26%
Owner Occupied
11%
Non Owner Occupied
89%
Industrial
3%
Other
10%
Hospitality
0%
Retail
14%
Office
10%
Multifamily
62%
Mixed Use
2.7%
Residential
97.3%

Collateral Type	Count	Balance	Avg. Loan Size	W.A LTV	W.A DSCR
$ in thousands					
MultiFamily	610	$ 1,289,819	$ 2,114	59.0%	1.5x
Office	52	217,910	4,191	54.5%	1.8x
Retail	83	297,709	3,587	53.1%	1.7x
Hospitality	6	6,829	1,138	46.0%	1.6x
Industrial	38	70,153	1,846	50.7%	1.8x
Other	63	214,594	3,406	56.9%	2.1x
Total CRE & MF	**852**	**$ 2,097,014**	**$ 2,461**	**57.2%**	**1.6x**

DIVERSIFIED AND LOW AVERAGE BALANCE C&I PORTFOLIO

BANC OF CALIFORNIA



Food Services
1%
Professional Services
1%
Transportation
0.3%
Accomodations
0.1%
Television / Motion Pictures
2%
Other Retail Trade
1%
Whole Sale Trade
2%
Healthcare
3%
Manufacturing
2%
Gas Stations
3%
All Other C&I
6%
Real Estate & Rental Leasing
12%
Finance (including Warehouse)
67%

NAICS Industry	Count	$		Avg. Loan Size
$ in thousands				
Finance (including Warehouse)	118	$	1,397,281	$ 11,841
Real Estate & Rental Leasing	145		245,748	1,695
Gas Stations	53		69,743	1,316
Healthcare	46		69,381	1,508
Wholesale Trade	35		38,700	1,106
Television / Motion Pictures	29		38,413	1,325
Manufacturing	41		34,276	836
Food Services	21		30,280	1,442
Other Retail Trade	28		20,759	741
Professional Services	51		16,572	325
Transportation	12		5,286	440
Accommodations	5		1,452	290
All Other C&I	114		120,417	1,056
Total C&I	**698**	**$**	**2,088,307**	**$ 2,992**

~79% C&I Concentration toward Businesses focused on Finance (including Warehouse), and Real Estate and Rental Leasing

Limited Exposure to High Stressed Business Industries

- **2%** Television / Motion Pictures
- **1%** Food Services
- **<1%** Transportation
- **<1%** in Accommodations

All Other C&I includes a diverse mix of industry sectors

- **2%** Administrative and Support
- **1%** Management of Companies
- **1%** Education Services
- **<1%** Arts / Recreation
- **<1%** Construction / Contracting

STRONG ALLOWANCE COVERAGE RATIO; ALLOCATION OF RESERVE BY LOAN TYPE

BANC OF CALIFORNIA

ACL Composition ($ In thousands)	4Q20 Amount	4Q20 % of Loans	3Q20 Amount	3Q20 % of Loans	At CECL Adoption Amount	At CECL Adoption % of Loans	4Q19 Amount	4Q19 % of Loans
Commercial real estate	$ 19,074	2.36%	$ 19,373	2.34%	$ 10,788	1.32%	$ 5,941	0.73%
Multifamily	22,512	1.75%	25,559	1.73%	13,214	0.88%	11,405	0.76%
Construction	5,849	3.32%	6,205	3.14%	4,009	1.73%	3,906	1.69%
Commercial and industrial	20,608	0.99%	26,591	1.68%	23,015	1.36%	22,353	1.32%
SBA	3,145	1.15%	3,557	1.11%	3,508	4.94%	3,120	4.40%
Total commercial loans	71,188	1.54%	81,285	1.84%	54,534	1.27%	46,725	1.08%
Single family residential mortgage	9,191	0.75%	8,976	0.73%	10,066	0.63%	10,486	0.66%
Other consumer	651	1.95%	666	1.90%	658	1.21%	438	0.81%
Total consumer loans	9,842	0.78%	9,642	0.76%	10,724	0.65%	10,924	0.66%
Allowance for loan losses	81,030	1.37%	90,927	1.60%	65,258	1.10%	57,649	0.97%
Reserve for unfunded commitments	3,183	0.05%	3,206	0.06%	2,838	0.05%	4,064	0.07%
Allowance for credit losses	**$ 84,213**	**1.43%**	**$ 94,133**	**1.66%**	**$ 68,096**	**1.14%**	**$ 61,713**	**1.04%**

- Allowance for Credit Losses (ACL) includes Reserve for Unfunded Commitments
- Excluding PPP loans, the ACL coverage increases from 1.43% to 1.48% at the end of 4Q20
- Decrease in commercial and industrial ACL coverage in 4Q20 is due to the resolution of a legacy shared national credit

SECURITIES **PORTFOLIO**

BANC OF CALIFORNIA

Securities Portfolio Detail[1]

Security Type	Fair Value 3Q20	Fair Value 4Q20	QoQ Change	Duration 4Q20
($ in Millions)				
Gov't & Agency (MBS, CMO, & SBA)	$ 344	$ 336	$ (8)	7.22
CLOs	686	678	(8)	0.07
Municipal	69	69	(1)	7.46
Corporate Securities	147	149	2	7.36
Total Securities	**$ 1,246**	**$ 1,231**	**$ (14)**	**3.32**

- The quarter over quarter change in total securities is due to $23.2 million in repayments and calls offset by higher unrealized net gains of $9.2 million. The CLOs included an unrealized loss of $9.7 million as of 4Q20, down from $17.7 million as of 3Q20.

Portfolio Profile[1]



Credit Rating
BBB
12%
AAA
32%
AA
56%



Composition
Munis
6%
Corporates
12%
Gov't & AGC
27%
CLO
55%

Portfolio Average Balances & Yields



$834
$953
$1,064
$1,191
$1,239
3.72%
3.30%
2.95%
2.26%
2.13%
4Q19
1Q20
2Q20
3Q20
4Q20
Average Balance ($ in millions)
Yield

(1) Dollars in millions. Values that are greater than $0.0 million (or 0.0%) but less than $0.5 million (or 0.5%) are not shown.

CLO PORTFOLIO HAS DIVERSIFIED EXPOSURE

CREDIT ENHANCEMENT PROVIDES SIGNIFICANT PRINCIPAL PROTECTION

BANC OF CALIFORNIA

CLO Industry Breakdown

$678 million at December 31, 2020 (net of $9.7 million unrealized loss)



Other 17%
Healthcare & Pharmaceuticals 13%
High Tech Industries 11%
Services - Business 9%
FIRE - Banking, Finance, Insurance & Real Estate 7%
Hotel, Gaming & Leisure 5%
Media - Broadcasting & Subscription 5%
Telecommunications 4%
Beverage, Food & Tobacco 4%
Services Consumer 4%
Chemicals, Plastics, & Rubber 3%
Automotive 3%
Capital Equipment 3%
Retail 3%
Construction & Building 3%
Containers, Packaging & Glass 3%
Aerospace & Defense 3%

- CLO portfolio has underlying diversified exposure with largest segment in Healthcare & Pharmaceuticals at 13%
- Limited exposure to severely stressed industries
- AA and AAA holdings provide principal protection – exposure to underlying credit losses would require a combination of lifetime defaults (25-35% CDR), loss severity (40-50%), and prepayment assumptions (0-10% CPR)
- Under these assumptions, the underlying securities would need to take losses of approximately 25% before we would anticipate incurring losses on principal
- 4Q20 average CLO portfolio yield of 1.94%
- Quarterly reset based on 3 Month Libor + 1.64%

ACTIVE MANAGEMENT OF DEPOSIT COSTS IS DRIVING DOWN COST OF FUNDS(1)

BANC OF CALIFORNIA

Cost of Funds Drivers



2.75%
2.85%
2.86%
3.10%
3.10%
2.10%
1.65%
1.61%
1.32%
0.88%
1.57%
1.55%
1.41%
1.41%
1.27%
1.11%
1.03%
0.93%
0.82%
0.66%
0.71%
0.51%
0.70%
0.47%
0.36%
4Q19
1Q20
2Q20
3Q20
4Q20
Cost of Interest-bearing deposits
ST FHLB borrowings
LT FHLB borrowings
Cost of total deposits
Cost of funds

(1) Cost of funds includes senior debt with a fixed rate of 5.45% for all periods presented. Includes 4.375% fixed-to-floating subordinated debt during 4Q20.

DECLINING DEPOSIT COSTS PROTECT
NET INTEREST MARGIN

BANC OF CALIFORNIA



Net Interest Margin Drivers
4.50%
4.27%
4.06%
3.86%
4.04%
3.04%
2.97%
3.09%
3.09%
3.38%
1.85%
1.71%
1.75%
1.29%
1.02%
0.89%
0.25%
0.25%
0.25%
0.25%
4Q19
1Q20
2Q20
3Q20
4Q20
Earning Asset Yield
Net Interest Margin
Fed Funds Rate
Interest-Bearing Liabilities

INTEREST RATE RISK MANAGEMENT – EARNING ASSETS ANALYSIS

BANC OF CALIFORNIA

Assets Repricing/Maturing by Duration ($ millions)



$3,237
44%
$3,467
47%
$648
9%

Variable Rate Loan Floors & Assets

Category	Total Balance	% of Total Assets
$ in millions		
100+ bps	$ 43	0.6%
50-100 bps	45	0.6%
25-50 bps	194	2.6%
0-25 bps	336	4.6%
No Floor	236	3.2%
Sub total Non-Floor Variable	**$ 856**	**11.6%**
Floor	1,511	20.6%
Variable Loans	$ 2,367	32.2%
Hybrid Loans	$ 2,386	32.4%
Fixed Loans	$ 1,146	15.6%
Total HFI Loans	**$ 5,899**	**80.2%**
Total HFS Loans	**$ 1**	**0.0%**
Total Gross Loans	**$ 5,900**	**80.2%**
Fixed Securities	$ 249	3.4%
Variable Securities	$ 983	13.4%
Total Securities	**$ 1,231**	**16.7%**
Other Interest-Earning Assets	**$ 221**	**3.0%**
Total Earning Assets	**$ 7,352**	**100.0%**

Repricing/Maturity by Product Type ($ millions)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
MF
SFR
Securities
WH
CRE
C&I
Cash
SBA
Other
< 1 Year
1 - 2 Years
> 2 Years

- $4.12B (56%) of earning assets mature or have rate resets <2 years
- Earning assets with effective rate resets <2 years include:
  - $3,088 million of loans
  - $808 million of securities (primarily CLOs)
  - $221 million of interest-bearing cash deposits
- $3.24B (44%) of earning assets mature or have rate resets >2 years

BANC FAST FACTS

BANC OF CALIFORNIA

(Dollars in millions)	4Q20	3Q20	2Q20	1Q20	4Q19
Total assets	$ 7,877	$ 7,738	$ 7,770	$ 7,663	$ 7,828
Securities available-for-sale	1,231	1,246	1,176	969	913
Loans receivable	5,898	5,678	5,628	5,667	5,952
Total deposits	6,086	6,032	6,037	5,563	5,427
Net interest income	61.6	55.9	55.3	51.9	56.7
Total noninterest income	7.0	4.0	5.5	2.1	4.9
Total revenue	**68.5**	**59.8**	**60.8**	**53.9**	**61.6**
Noninterest expense	39.6	41.8	72.9	45.0	46.4
(Gain) loss in alternative energy partnership investments	(0.7)	(1.4)	(0.2)	1.9	1.0
Total noninterest expense	**39.0**	**40.4**	**72.8**	**46.9**	**47.5**
Pre-tax pre-provision income[(1)]	29.6	19.4	(11.9)	7.0	14.1
Provision for (reversal of) credit losses	1.0	1.1	11.8	15.8	(3.0)
Net income (loss)	21.7	15.9	(18.4)	(6.6)	14.3
Preferred dividend and other adjustments	4.0	3.8	3.5	3.1	3.9
Net income (loss) available to common stockholders	**$ 17.7**	**$ 12.1**	**$ (21.9)**	**$ (9.7)**	**$ 10.4**
Diluted earnings (loss) per common share	**$ 0.35**	**$ 0.24**	**$ (0.44)**	**$ (0.19)**	**$ 0.20**
Return on average assets	1.11%	0.82%	(0.96%)	(0.35%)	0.71%
Adjusted efficiency ratio[(1)]	64.26%	68.31%	72.74%	78.07%	78.59%

Preferred Equity	Class / Series	CUSIP	Issue Date	Par Value ($000)	Dividend Rate / Coupon (%)	rst Callable Da
Preferred Equity: Non-Cumulative, Perpetual	D	05990K882	4/8/2015	$ 93,270,000	7.375%	6/15/2020
Preferred Equity: Non-Cumulative, Perpetual	E	05990K874	2/8/2016	98,702,000	7.000%	3/15/2021
Total Preferred Equity				**$191,972,000**		

(1) Non-GAAP financial measure; see "Non-GAAP Reconciliation" slides at end of presentation

NON-GAAP FINANCIAL INFORMATION

BANC OF CALIFORNIA

This presentation contains certain financial measures determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). These measures include noninterest expense to average assets, pre-tax pre-provision income, pre-tax pre-provision return on average assets, noninterest expense from core operations, operating expense from core operations, adjusted pre-tax pre-provision income, adjusted pre-tax pre-provision return on average assets, and diluted earnings per common share from core operations, adjusted for non-core items, each excluding loss on investments in alternative energy partnerships and the latter four measurements adjusted for non-core items. Management believes that these particular measures provide useful supplemental information in understanding our core operating performance. These measures should not be viewed as substitutes for measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 33-36 of this presentation.

Non-GAAP measures in this presentation also include tangible equity to tangible assets, tangible common equity to tangible assets, return on average tangible common equity, and adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships. These particular measures are used by management in its analysis of the Company's capital strength and the performance of the Company's businesses. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of the Company and the performance of its businesses. These measures should not be viewed as substitutes for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 33-36 of this presentation.

NON-GAAP RECONCILIATION

BANC OF CALIFORNIA

(Dollars in thousands)	4Q20	3Q20	2Q20	1Q20	4Q19
Tangible Common Equity to Tangible Assets Ratio					
Total assets	$ 7,877,334	$ 7,738,106	$ 7,770,138	$ 7,662,607	$ 7,828,410
Less: goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less: other intangible assets	(2,633)	(2,939)	(3,292)	(3,722)	(4,151)
Tangible assets	$ 7,837,557	$ 7,698,023	$ 7,729,702	$ 7,621,741	$ 7,787,115
Total stockholders' equity	$ 897,207	$ 874,254	$ 846,959	$ 835,002	$ 907,245
Less: goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less: other intangible assets	(2,633)	(2,939)	(3,292)	(3,722)	(4,151)
Tangible equity	857,430	834,171	806,523	794,136	865,950
Less: preferred stock	(184,878)	(184,878)	(185,037)	(187,687)	(189,825)
Tangible common equity	$ 672,552	$ 649,293	$ 621,486	$ 606,449	$ 676,125
Total stockholders' equity to total assets	11.39%	11.30%	10.90%	10.90%	11.59%
Tangible equity to tangible assets	10.94%	10.84%	10.43%	10.42%	11.12%
Tangible common equity to tangible assets	8.58%	8.43%	8.04%	7.96%	8.68%

NON-GAAP RECONCILIATION

BANC OF CALIFORNIA

(Dollars in thousands)	4Q20	3Q20	2Q20	1Q20	4Q19
Return on tangible common equity					
Average total stockholders' equity	$ 892,565	$ 865,406	$ 854,250	$ 916,047	$ 912,749
Less: Average preferred stock	(184,878)	(184,910)	(185,471)	(189,607)	(189,824)
Less: Average goodwill	(37,144)	(37,144)	(37,144)	(37,144)	(37,144)
Less: Average other intangible assets	(2,826)	(3,172)	(3,574)	(4,003)	(4,441)
Average tangible common equity	$ 667,717	$ 640,180	$ 628,061	$ 685,293	$ 681,340
Net income (loss)	$ 21,703	$ 15,913	$ (18,449)	$ (6,593)	$ 14,272
Less: Preferred stock dividends and impact of preferred stock redemption	(3,447)	(3,454)	(3,393)	(3,007)	(3,540)
Add: Amortization of intangible assets	306	353	430	429	454
Less: Tax effect on amortization of intangible assets	(64)	(74)	(90)	(90)	(95)
Net (loss) income available to common stockholders	$ 18,498	$ 12,738	$ (21,502)	$ (9,261)	$ 11,091
Return on average equity	9.67%	7.32%	(8.69%)	(2.89%)	6.20%
Return on average tangible common equity	11.02%	7.92%	(13.77%)	(5.44%)	6.46%
Statutory tax rate utilized for calculating tax effect on amortization of intangible assets	21.00%	21.00%	21.00%	21.00%	21.00%

NON-GAAP RECONCILIATION

BANC OF CALIFORNIA

(Dollars in thousands)	4Q20	3Q20	2Q20	1Q20	4Q19
Adjusted Noninterest Income and Expense					
Total noninterest income	$ 6,975	$ 3,954	$ 5,528	$ 2,061	$ 4,930
Noninterest income adjustments:					
Net (gain) loss on securities available for sale	-	-	(2,011)	-	(3)
Net (gain) loss on sale of legacy SFR loans held for sale	-	(272)	-	-	-
Fair Value adjustment on legacy SFR loans held for sale	(36)	(24)	(25)	1,586	(30)
Total noninterest income adjustments	(36)	(296)	(2,036)	1,586	(33)
Adjusted noninterest income	$ 6,939	$ 3,658	$ 3,492	$ 3,647	$ 4,897
Total noninterest expense	$ 38,950	$ 40,394	$ 72,770	$ 46,919	$ 47,483
Noninterest expense adjustments:					
Naming rights termination	-	-	(26,769)	-	-
Debt retirement expense	-	-	(2,515)	-	-
Professional fees	4,398	(1,172)	(875)	(1,678)	3,557
Restructuring expense	-	-	-	-	(1,626)
Total non-core adjustments	4,398	(1,172)	(30,159)	(1,678)	1,931
Gain (loss) in alternative energy partnership investments	673	1,430	167	(1,905)	(1,039)
Total noninterest expense adjustments	5,071	258	(29,992)	(3,583)	892
Adjusted noninterest expense	$ 44,021	$ 40,652	$ 42,778	$ 43,336	$ 48,375
Average assets	$7,764,997	$7,687,105	$7,740,206	$7,562,942	$7,954,591
Noninterest expense / Average assets	2.00%	2.09%	3.78%	2.50%	2.37%
Adjusted noninterest expense / Average assets	2.26%	2.10%	2.22%	2.30%	2.41%

NON-GAAP RECONCILIATION

BANC OF CALIFORNIA

(Dollars in thousands)	4Q20	3Q20	2Q20	1Q20	4Q19
Net interest income	$ 61,563	$ 55,855	$ 55,315	$ 51,861	$ 56,660
Noninterest income	6,975	3,954	5,528	2,061	4,930
Total revenue	68,538	59,809	60,843	53,922	61,590
Noninterest expense	38,950	40,394	72,770	46,919	47,483
Pre-tax pre-provision income	29,588	19,415	(11,927)	7,003	14,107
Total revenue	68,538	59,809	60,843	53,922	61,590
Total noninterest income adjustments	(36)	(296)	(2,036)	1,586	(33)
Adjusted total revenue	68,502	59,513	58,807	55,508	61,557
Noninterest expense	38,950	40,394	72,770	46,919	47,483
Total noninterest expense adjustments	5,071	258	(29,992)	(3,583)	892
Adjusted noninterest expense	44,021	40,652	42,778	43,336	48,375
Adjusted pre-tax pre-provision income	$ 24,481	$ 18,861	$ 16,029	$ 12,172	$ 13,182
Average Assets	$ 7,764,997	$ 7,687,105	$ 7,740,206	$ 7,562,942	$ 7,954,591
Pre-tax pre-provision ROAA	1.52%	1.00%	(0.62%)	0.37%	0.70%
Adjusted pre-tax pre-provision ROAA	1.25%	0.98%	0.83%	0.65%	0.66%
Efficiency Ratio	56.83%	67.54%	119.60%	87.01%	77.10%
Adjusted efficiency ratio	64.26%	68.31%	72.74%	78.07%	78.59%

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